UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2017
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2017, U.S. Concrete, Inc. (the “Company”) and certain of its subsidiaries entered into the Third Amended and Restated Loan and Security Agreement (the “Third Loan Agreement”) with certain financial institutions named therein as lenders (the “Lenders”) and Bank of America, N.A., as agent for the Lenders, which amends and restates the Second Amended and Restated Loan and Security Agreement, dated as of November 18, 2015 (the “Second Loan Agreement”). Among other things, the Third Loan Agreement increases the revolving commitments from $250 million to $350 million and extends the maturity date to August 31, 2022. The Third Loan Agreement also amends certain terms of the Second Loan Agreement, including, without limitation, a provision to permit the incurrence of other secured indebtedness not to exceed the greater of $600 million and an amount such that, after giving effect to such debt incurrence and the use of proceeds thereof, the pro forma senior secured leverage ratio of the Company, as defined, is equal to or less than 4.00 to 1.00.

The foregoing description of the Third Loan Agreement is not intended to be complete and is subject to, and qualified in its entirety by, the Third Loan Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The description of the Third Loan Agreement set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1
Third Amended and Restated Loan and Security Agreement, dated as of August 31, 2017, by and among U.S. Concrete, Inc., certain of its subsidiaries parties thereto, certain lender parties thereto, and Bank of America, N.A., as agent for the lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: September 1, 2017	By:	/s/ William J. Sandbrook
William J. Sandbrook
President and Chief Executive Officer
(Principal Executive and Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1
Third Amended and Restated Loan and Security Agreement, dated as of August 31, 2017, by and among U.S. Concrete, Inc., certain of its subsidiaries parties thereto, certain lender parties thereto, and Bank of America, N.A., as agent for the lenders.